                                                                    Exhibit 10.5


          BLUM PREFERRED STOCK REPURCHASE AGREEMENT dated as of September 29, 1997 between NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("NWA CORP."), and RICHARD C. BLUM & ASSOCIATES - NWA PARTNERS, L.P., a California limited partnership ("BLUM").


                              W I T N E S S E T H :


          WHEREAS, on the date hereof, Blum owns 5,396,643 shares of NWA Corp.'s Class A Common Stock, par value $.01 per share (the "CLASS A COMMON STOCK"), and 1,727 shares of NWA Corp.'s Series B Preferred Stock, par value $.01 per share (the "SERIES B PREFERRED STOCK");

          WHEREAS, concurrently with the Initial Closing Date (as defined in the Common Stock Agreement (as hereinafter defined)), in accordance with the provisions set forth in the Amendment to the Stockholders' Agreement (as hereinafter defined), Koninklijke Luchtvaart Maatschappij N.V., a Netherlands corporation ("KLM"), will exercise its right to purchase, and will purchase, pursuant to Section 17 of the Stockholders' Agreement (as hereinafter defined)
(x) from Blum, 658,755 shares of Class A Common Stock in exchange for 163.6001 shares of NWA Corp.'s Series A Preferred Stock, par value $.01 per share (the "SERIES A PREFERRED STOCK"), and 54.5250 shares of Series B Preferred Stock and
(y) from Bankers Trust New York Corporation ("BTNY"), 2,635,020 shares of Class B Common Stock, par value $.01 per share (the "CLASS B COMMON STOCK"), in exchange for 654.4002 shares of Series A Preferred Stock and 218.1001 shares of Series B Preferred Stock, following which purchase Blum will own (i) 4,737,888 shares of Class A Common Stock, (ii) 163.6001 shares of Series A Preferred Stock (the "SERIES A PREFERRED SHARES") and (iii) 1,781.5250 shares of Series B Preferred Stock (the "SERIES B PREFERRED SHARES", together with the Series A Preferred Shares, the "PREFERRED SHARES"); and

          WHEREAS, upon the terms and subject to the conditions set forth herein, Blum wishes to sell to NWA Corp., and NWA Corp. wishes to purchase from Blum, the Preferred Shares on the Initial Closing Date;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows: